Exhibit 99.1

CafePress Reports Results for Second Quarter 2015

Following Successful Streamlining of its Business

•	Positive Non-GAAP Adjusted EBITDA and Improved Non-GAAP Contribution Margin

•	Initiates Stock Repurchase Activities

•	EZ Prints Business to be Divested

LOUISVILLE, Ky., August 13, 2015 - CafePress Inc. (NASDAQ: PRSS) today reported financial results for the three months ended June 30, 2015. CafePress reported positive Adjusted EBITDA of $0.7 million, the first EBITDA positive non-peak quarter in more than two years, and contribution margin of 29% representing a year-over-year improvement of over 1,300 basis points. The Company also reported a GAAP net loss from continuing operations of $(1.1) million and gross profit margin of 41%. Additionally, CafePress repurchased approximately 490,000 shares of common stock within the period.

Management Commentary

“During the second quarter, CafePress drove a healthier contribution margin and positive Adjusted EBITDA, delivering on our commitment to restore profitability. We are unlocking the strength of the core CafePress.com business, which we believe had been obscured by the complexity of the consolidated company. The core business has quickly surpassed the bottom line results of the more complex company that we had last year and we are very excited for the future,” said Fred Durham, Chief Executive Officer.

Second Quarter 2015 Financial Highlights1

•	Net revenues totaled $21.8 million, compared to $29.1 million in the second quarter of 2014.

•	Gross profit margin was 40.8% of net revenues, compared to 35.6% in the second quarter of 2014.

•	GAAP net loss from continuing operations was $(1.1) million, or $(0.06) per diluted share, compared to a net loss of $(4.2) million, or $(0.24) per diluted share, in the second quarter of 2014.

•	GAAP net loss from discontinued operations was $(7.7) million, or $(0.44) per diluted share, compared to a net loss of $(0.1) million, or $(0.01) per diluted share, in the second quarter of 2014.

•	Non-GAAP Adjusted EBITDA from continuing operations was $0.7 million, compared to Adjusted EBITDA of $(1.8) million in the second quarter of 2014.

•	Non-GAAP Contribution margin was 29% of net revenues, compared to 16% in the second quarter of 2014.

[1]	Financial Highlights and Operating Metrics include the assets and liabilities related to the EZ Prints Business as held for sale and the results of their operations are reported in discontinued operations.

•	Non-GAAP net loss from continuing operations was $(0.5) million, or $(0.03) per diluted share, compared to a non-GAAP net loss of $(2.4) million, or $(0.14) per diluted share in the second quarter of 2014.

•	At June 30, 2015, cash, cash equivalents, and short-term investments totaled $42.7 million.

•	Repurchased 489,187 shares of common stock for $2.3 million.

Second Quarter 2015 Operating Metrics

•	Average Order Size (AOS) was $36, flat to Q1 2015 and down 8% year-over-year.

•	Orders totaled 0.6 million, a 1% decline over Q1 2015 and 17% year-over-year decline.

The year-over-year decrease in order count in the second quarter was primarily driven by the shift in our marketing focus toward higher quality ROI channels. The year-over-year decrease in average order size is primarily due to an increase in volume of single item orders through CafePress Services.

Intent to Divest EZ Prints Business

•	The Company has concluded that its EZ Prints white label and photo-fulfillment business (the “EZ Prints Business”) is not core to the CafePress strategy and is taking steps to divest it.

•	The accompanying financial statements reflect the results of the EZ Prints business as discontinued operations and its assets and liabilities as held for sale.

•	An impairment charge of approximately $7.3 million was recorded based on deal terms under consideration.

•	The divestiture is expected to be completed during the third quarter of 2015.

Second Quarter 2015 Conference Call

Management will review the second quarter 2015 financial results on a conference call on Thursday, August, 13, 2015 at 5:00 p.m. Eastern Standard Time. To participate on the live call, analysts and investors should dial 1-888-430-8694 at least ten minutes prior to the call. CafePress will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at http://investor.cafepress.com/.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures. Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include Adjusted EBITDA, contribution margin, non-GAAP income (loss), and non-GAAP net income (loss) per diluted share. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, please see the information provided at the end of this press release.

To supplement the Company’s consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company’s financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by use of terms such as “believe”, “will”, “designed to” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding unlocking the strengths in the Company’s core business, management’s belief regarding the benefits of providing non – GAAP financial results, and the Company’s plans to divest the EZ Prints Business. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially from those expressed in these forward-looking statements. Factors that might contribute to such differences include, among others: changes to the Company’s financial results, as a result of management’s further review of our actual results for the most recently completed fiscal quarter; changes made as a result of the completion of our financial closing procedures for the fiscal quarter; our recent divestitures and potential impacts and anticipated benefits and consequences thereof and our ongoing obligations under the terms of the related agreements; anticipated trends and challenges in our business and the markets in which we operate; effects of our strategic evaluations process and any ongoing general evaluation of our business overall; the effect of any potential strategic alternatives, if and to the extent implemented; the impact of any production issues and delayed orders; our ability to retain and attract customers and drive traffic to our websites; the shift to mobile site access and the projected impact of such shift on our business; our regulatory environment; our legal proceedings and related risks and impact and timing of costs related thereto; and the effect of recent changes in executive leadership and in other roles in our management team. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” sections of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 as filed with the Securities and Exchange Commission, and in other reports we file with the Securities and Exchange Commission from time to time, which are available on the Securities and Exchange Commission’s Website at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.

About CafePress (PRSS):

CafePress is passionate about helping individuals forge connections and celebrate their identities, interests and obsessions through unique products and content.

Our customers include people from all walks of life who are drawn to products that are emotional, inspirational and motivational. CafePress continues to enhance its assortment of designs, brands, images and base goods within its library of print-on-demand products. This expansion solidifies CafePress’ reputation as the ultimate resource for creating connections and bring-to-life creativity, opinions and passions. For more information, visit www.cafepress.com or connect with CafePress on Facebook, Twitter, Pinterest or YouTube.

CafePress Inc.

Media Relations:

Meghan Marshall

804-461-9401

pr@cafepress.com

Investor Relations:

The Blueshirt Group

Whitney Kukulka

415-489-2187

whitney@blueshirtgroup.com

CafePress Inc.

Condensed Consolidated Statement of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(Unaudited)		(Unaudited)
Net revenues	$21,764	$29,076	$45,340	$55,715
Cost of net revenues	12,876	18,726	27,750	35,362

Gross profit	8,888	10,350	17,590	20,353

Operating expenses:
Sales and marketing	4,195	7,490	9,611	15,023
Technology and development	2,792	3,459	5,989	6,683
General and administrative	3,194	3,820	6,341	7,784
Restructuring costs	526	—	526	—

Total operating expenses	10,707	14,769	22,467	29,490

Loss from operations	(1,819)	(4,419)	(4,877)	(9,137)
Interest income	17	2	22	5
Interest expense	(13)	(20)	(27)	(44)
Other (expense) income, net	23	(11)	65	(19)

Loss before income taxes	(1,792)	(4,448)	(4,817)	(9,195)
Benefit from income taxes	(718)	(218)	(1,413)	(215)

Net loss from continuing operations	(1,074)	(4,230)	(3,404)	(8,980)
Income (loss) from discontinued operations, net of tax	(7,704)	(99)	6,808	(155)

Net income (loss)	$(8,778)	$(4,329)	$3,404	$(9,135)

Net income (loss) per share of common stock:
Basic:
Continuing operations	$(0.06)	$(0.24)	$(0.19)	$(0.52)
Discontinued operations	$(0.44)	$(0.01)	$0.39	$(0.01)

Total	$(0.50)	$(0.25)	$0.19	$(0.53)

Diluted:
Continuing operations	$(0.06)	$(0.24)	$(0.19)	$(0.52)
Discontinued operations	$(0.44)	$(0.01)	$0.39	$(0.01)

Total	$(0.50)	$(0.25)	$0.19	$(0.53)

Shares used in computing net income (loss) per share of common stock:
Basic:	17,455	17,269	17,468	17,246

Diluted:	17,455	17,269	17,531	17,246

CafePress Inc.

Condensed Consolidated Balance Sheet

(In thousands, except par value amounts)

(Unaudited)

	June 30,	Dec 31,
	2015	2014
	(Unaudited)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$28,298	$26,971
Short-term investments	14,424	—
Accounts receivable	825	1,029
Inventory, net	5,147	6,750
Deferred costs	835	1,948
Assets held for sale, current	4,360	15,944
Prepaid expenses and other current assets	4,735	4,517
Restricted cash	3,417	—

Total current assets	62,041	57,159

Property and equipment, net	9,708	11,659
Goodwill	20,899	20,535
Assets held for sale, non-current	—	32,891
Other assets	163	241

TOTAL ASSETS	$92,811	$122,485

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$2,324	$8,015
Partner commissions payable	17	1,100
Accrued royalties payable	3,426	5,883
Accrued liabilities	6,819	12,007
Deferred revenue	1,273	2,448
Capital lease obligation, current	547	494
Liabilities held for sale, current	5,097	20,825

Total current liabilities	19,503	50,772
Capital lease obligation, non-current	634	910
Liabilities held for sale, non-current	13	79
Other long-term liabilities	66	539

TOTAL LIABILITIES	20,216	52,300

Stockholders’ Equity :
Preferred stock, $0.0001 par value: 10,000 shares authorized as of June 30, 2015 and December 31, 2014; none issued and outstanding	—	—
Common stock, $0.0001 par value - 500,000 shares authorized and 17,165 and 17,417 shares issued and outstanding as of June 30, 2015 and December 31, 2014, respectively	2	2
Additional paid-in capital	100,164	101,158
Accumulated deficit	(27,571)	(30,975)

TOTAL STOCKHOLDERS’ EQUITY	72,595	70,185

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$92,811	$122,485

CafePress Inc.

Condensed Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended June 30,
	2015	2014
	(Unaudited)
Cash Flows from Operating Activities:
Net Income (loss)	$3,404	$(9,135)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	3,816	5,084
Amortization of intangible assets	1,229	2,172
Loss on disposal of fixed assets	217	10
Stock-based compensation	891	1,531
Change in fair value of contingent consideration liability	—	(1,316)
Impairment charges - assets held for sale	7,311	—
Gain on sale of businesses	(17,062)	—
Deferred income taxes	(140)	534
Changes in operating assets and liabilities, net of effect of divestitures:
Accounts receivable	2,215	3,309
Inventory	1,858	1,165
Prepaid expenses and other current assets	957	(842)
Other assets	124	312
Accounts payable	(6,717)	(9,787)
Partner commissions payable	(2,003)	(1,930)
Accrued royalties payable	(2,404)	(2,291)
Accrued and other liabilities	(5,757)	(933)
Assets and liabilities held for sale	(1,425)	(1,100)
Deferred revenue	(1,153)	(1,795)

Net cash used in operating activities	(14,639)	(15,012)

Cash Flows from Investing Activities:
Purchase of short-term investments	(14,424)	—
Proceeds from sale of businesses, net	37,653	—
Purchase of property and equipment	(377)	(1,133)
Capitalization of software and website development costs	(1,349)	(1,599)
Increase in restricted cash	(3,417)	—

Net cash provided by (used in) investing activities	18,086	(2,732)

Cash Flows from Financing Activities:
Principal payments on capital lease obligations	(223)	(284)
Proceeds from exercise of common stock options	390	299
Payments under insurance financing	—	(256)
Repurchases of common stock	(2,287)	—

Net cash used in financing activities	(2,120)	(241)

Net increase (decrease) in cash and cash equivalents	1,327	(17,985)
Cash and cash equivalents — beginning of period	26,971	32,205

Cash and cash equivalents — end of period	$28,298	$14,220

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$43	$79
Income taxes paid during the period	81	3
Non-cash Investing and Financing Activities:
Accrued purchases of property and equipment	2	5

Stock-based compensation included in continuing operations is allocated as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(Unaudited)		(Unaudited)
Cost of net revenues	$42	$45	$82	$85
Sales and marketing	100	147	194	170
Technology and development	32	41	103	143
General and administrative	249	459	473	1,055

Total stock-based compensation expense	$423	$692	$852	$1,453

CafePress Inc.

Reconciliation of GAAP Net Income (Loss) from Continuing Operations to Non-GAAP Adjusted EBITDA from Continuing Operations

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(Unaudited)		(Unaudited)
Net loss from continuing operations	$(1,074)	$(4,230)	$(3,404)	$(8,980)
Non-GAAP adjustments:
Interest and other (income) expense, net	(27)	29	(60)	58
Benefit from income taxes	(718)	(218)	(1,413)	(215)
Depreciation and amortization	1,593	1,884	3,259	3,782
Stock-based compensation	423	692	852	1,453
Restructuring costs	526	—	526	—

Adjusted EBITDA* (from continuing operations)	$723	$(1,843)	$(240)	$(3,902)

*	Adjusted EBITDA is a non-GAAP financial measure which we define as net income (loss) from continuing operations less interest and other income (expense), provision for (benefit from) income taxes, depreciation and amortization, restructuring costs, and stock-based compensation.

CafePress Inc.

Definition of Non-GAAP Contribution Margin from Continuing Operations

(In thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2015		2014		2015		2014
	(Unaudited)				(Unaudited)
Net revenues	$21,764	100%	$29,076	100%	$45,340	100%	$55,715	100%
Cost of net revenues	12,876	59%	18,726	64%	27,750	61%	35,362	63%

Gross profit	8,888	41%	10,350	36%	17,590	39%	20,353	37%

Non-GAAP adjustments:
Add: Stock-based compensation	42	0%	45	0%	82	0%	85	0%
Less: Variable sales and marketing costs	(2,521)	(12)%	(5,715)	(20)%	(5,995)	(13)%	(11,591)	(21)%

Contribution margin* (from continuing operations)	$6,409	29%	$4,680	16%	$11,677	26%	$8,847	16%

*	Contribution Margin is a non-GAAP financial measure which we define as gross profit from continuing operations plus stock-based compensation included in cost of net revenues less variable sales and marketing costs.

CafePress Inc.

Reconciliation of GAAP Operating Income (Loss) from Continuing Operations to Non-GAAP Operating Income (Loss) from Continuing Operations

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(Unaudited)		(Unaudited)
Operating loss from continuing operations	$(1,819)	$(4,419)	$(4,877)	$(9,137)
Non-GAAP adjustments:
Stock-based compensation	423	692	852	1,453
Restructuring costs	526	—	526	—

Non-GAAP operating loss from continuing operations	$(870)	$(3,727)	$(3,499)	$(7,684)

CafePress Inc.

Reconciliation of GAAP Net Income (Loss) from Continuing Operations to Non-GAAP Net Income (Loss) from Continuing Operations and Non-GAAP Income (Loss) from Continuing Operations per Basic and Diluted Share

(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(Unaudited)		(Unaudited)
Loss from continuing operations before tax	$(1,792)	$(4,448)	$(4,817)	$(9,195)
Non-GAAP adjustments:
Stock based compensation	423	692	852	1,453
Restructuring costs	526	—	526	—

Non-GAAP loss before tax	(843)	(3,756)	(3,439)	(7,742)
Benefit from income taxes *	(299)	(1,352)	(1,221)	(2,787)

Non-GAAP net loss from continuing operations	$(544)	$(2,404)	$(2,218)	$(4,955)

Non-GAAP net income (loss) from continuing operations per share:
Basic and diluted	($0.03)	($0.14)	($0.13)	($0.29)

Shares used in computing Non-GAAP net income (loss) from continuing operations per share:
Basic and diluted	17,455	17,269	17,468	17,246

*	Benefit from income tax is calculated by multiplying the Non-GAAP loss before tax by the statutory federal and state income tax rates.

CafePress Inc.

User Metrics Disclosure

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
User Metrics
Orders	608,956	734,775	1,225,894	1,383,791
year-over-year change	-17%	-2%	-11%	-5%
Average Order Value	$36	$39	$36	$40
year-over-year change	-8%	-2%	-10%	0%